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                                            (Commission File Number): 001- 09319

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                           _________________________

       Date of Report (Date of earliest event reported) : MARCH 23, 1998


PATRIOT AMERICAN HOSPITALITY, INC.              WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as Specified          (Exact Name of Registrant as
 in its Charter)                                 Specified in its Charter)

             DELAWARE                                  DELAWARE
 (State or Other Jurisdiction of           (State or Other Jurisdiction of
  Incorporation or Organization)            Incorporation or Organization)

             94-0358820                                  94-2878485
 (I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)
     1950 STEMMONS FREEWAY                        1950 STEMMONS FREEWAY
          SUITE 6001                                   SUITE 6001
      DALLAS, TEXAS 75207                          DALLAS, TEXAS 75207
        (214) 863-1000                                (214) 863-1000
  (Address, Including Zip Code,                  (Address, Including Zip Code,
 and Telephone Number, Including                and Telephone Number, Including
  Area Code, of Registrant's                      Area Code, of Registrant's
 Principal Executive Offices)                    Principal Executive Offices)


-----------------------------------         -----------------------------------

        PAUL A. NUSSBAUM                             JAMES D. CARREKER
CHAIRMAN OF THE BOARD AND CHIEF                CHAIRMAN OF THE BOARD AND CHIEF
    EXECUTIVE  OFFICER                                EXECUTIVE OFFICER
PATRIOT AMERICAN HOSPITALITY, INC.                WYNDHAM INTERNATIONAL, INC.
    1950 STEMMONS FREEWAY                            1950 STEMMONS FREEWAY
         SUITE 6001                                        SUITE 6001
      DALLAS, TEXAS 75207                             DALLAS, TEXAS 75207
        (214) 862-1000                                  (214) 863-1000
(Name, Address, Including Zip  Code,         (Name, Address, Including Zip Code,
Telephone Number, Including Area Code      Telephone Number, Including Area Code
     of Agent for Service)                        of Agent for Service)

                              ____________________

                                  copies to:

                            GILBERT G. MENNA, P.C.
                           KATHRYN I. MURTAGH, ESQ.
                         GOODWIN, PROCTER & HOAR  LLP
                                EXCHANGE PLACE
                       BOSTON, MASSACHUSETTS  02109-2881
                                (617) 570-1000
                              ____________________
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ITEM 5.  OTHER EVENTS.

     Patriot American Hospitality, Inc. ("Patriot"), whose shares are paired with those of Wyndham International, Inc. ("Wyndham International"), and Interstate Hotels Company ("Interstate") jointly announced today that the measurement period to determine the exchange ratio in connection with Patriot's acquisition of Interstate concluded on Friday, March 20. Pursuant to the Merger Agreement, Patriot will acquire 40% of the outstanding shares of Interstate common stock for $37.50 per share in cash, while the remaining 60% of Interstate's shares will be converted into paired shares of Patriot and Wyndham International at an exchange ratio of 1.341 paired shares for each Interstate share. Interstate's Board of Directors has unanimously determined to proceed with the transaction. For additional information regarding the proposed merger, please see the press release of Patriot dated March 23, 1998 and attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
     -------

          99.1 Press Release by Patriot American Hospitality, Inc.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                              PATRIOT AMERICAN HOSPITALITY, INC.


Dated: March 30, 1998         By: \s\ Lawrence S. Jones
                                  ---------------------
                                  Name: Lawrence S. Jones
                                  Title: Executive Vice President and Treasurer



                              WYNDHAM INTERNATIONAL, INC.


                              By:  \s\ Lawrence S. Jones
                                   ---------------------
                                   Name: Lawrence S. Jones
                                   Title: Executive Vice President and Treasurer



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